ALPHA ARCHITECT GLOBAL FACTOR EQUITY ETF
SCHEDULE OF INVESTMENTS
December 31, 2025 (Unaudited)

	Shares	Value
EXCHANGE TRADED FUNDS - 99.8%
Alpha Architect International Quantitative Momentum ETF (a)(b)(c)	155,991	$5,946,408
Alpha Architect International Quantitative Value ETF (b)(c)	170,328	5,358,161
Alpha Architect US Quantitative Momentum ETF (a)(c)(d)	58,602	3,826,342
Alpha Architect US Quantitative Value ETF (c)	88,424	4,314,649
TOTAL EXCHANGE TRADED FUNDS (Cost $15,607,387)		19,445,560

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 1.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 3.86% (e)	263,250	263,250
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $263,250)		263,250

MONEY MARKET FUNDS - 0.3%	Shares
First American Government Obligations Fund - Class X, 3.67% (e)	52,209	52,209
TOTAL MONEY MARKET FUNDS (Cost $52,209)		52,209

TOTAL INVESTMENTS - 101.4% (Cost $15,922,846)		$19,761,019
Liabilities in Excess of Other Assets - (1.4)%		(263,747)
TOTAL NET ASSETS - 100.0%		$19,497,272

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $254,645.
(e)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

ALPHA ARCHITECT ETFs

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Alpha Architect Global Factor Equity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

DESCRIPTION	INVESTMENTS MEASURED AT NET ASSET VALUE	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments:
Exchange Traded Funds	$—	$19,445,560	$—	$—	$19,445,560
Investments Purchased with Proceeds from Securities Lending	263,250	—	—	—	263,250
Money Market Funds	—	52,209	—	—	52,209
Total Investments	$263,250	$19,497,769	$—	$—	$19,761,019

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $263,250 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

During the fiscal period ended December 31, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

ALPHA ARCHITECT ETFs

Transactions With Affiliates

The Alpha Architect Value Momentum Trend ETF (the “Fund”) transactions with affiliates represent holdings for which it and the underlying exchange-traded funds have the same investment adviser. The Fund had the following transactions with such affiliated funds during the fiscal period ended December 31, 2025:

	Alpha Architect International Quantitative Momentum ETF	Alpha Architect International Quantitative Value ETF	Alpha Architect US Quantitative Momentum ETF	Alpha Architect US Quantitative Value ETF
Value as of September 30, 2025	$6,277,738	$5,473,537	$4,568,351	$4,022,676
Additions	—	113,308	323,170	848,551
Reductions	(556,419)	(454,524)	(1,096,295)	(728,994)
Realized Gain (Loss)	136,711	75,202	148,223	52,904
Net Change in Unrealized Appreciation (Depreciation)	88,378	150,638	(117,108)	119,512
Value as of December 31, 2025	$5,946,408	$5,358,161	$3,826,341	$4,314,649

Income	$150,311	$51,271	$21,074	$21,718
Capital Gain Distributions from Underlying Funds	$—	$—	$—	$—

Shares as of December 31, 2025	155,991	170,328	58,602	88,424
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